EXHIBIT 23(a)
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                          CONSENT OF INDEPENDENT ACCOUNTANTS
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          We hereby consent to the incorporation by reference in this
          Registration Statement on Form S-3 of our report dated October 27, 1998 relating to the financial statements and financial statement schedule, which appears in National Fuel Gas Company's Annual Report on Form 10-K for the year ended September 30, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



          /s/ PricewaterhouseCoopers LLP


          Buffalo, New York
          July 22, 1999